                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement          [ ]   Confidential, for Use of the
[X]   Definitive Proxy Statement                 Commission Only (as permitted
[ ]   Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to
      240.14a-11(c) or 240.14a-12

    WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                      WESTERN ASSET/CLAYMORE U.S. TREASURY
                      INFLATION PROTECTED SECURITIES FUND
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 15, 2006
                            ------------------------

To the Shareholders of
WESTERN ASSET/CLAYMORE U.S. TREASURY
INFLATION PROTECTED SECURITIES FUND

     The Annual Meeting of Shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (the "Fund") will be held at 2455 Corporate West Drive, Lisle, Illinois, on Monday, May 15, 2006 at 11:30 a.m., Central time, for the following purposes:

          (1) Electing two Trustees, each to hold office for the term indicated; and

          (2) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Trustees has fixed the close of business on March 17, 2006 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

                                           By Order of the Board of Trustees

                                           Melissa J. Nguyen, Secretary

Pasadena, California
March 31, 2006

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      WESTERN ASSET/CLAYMORE U.S. TREASURY
                      INFLATION PROTECTED SECURITIES FUND

                          385 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91101

                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Trustees of the Fund for use at the annual meeting of shareholders of the Fund, to be held on May 15, 2006 at 11:30 a.m., Central time (the "Annual Meeting"), and at any adjournment thereof. At the Annual Meeting, shareholders will be asked to consider the election of Ronald E. Toupin, Jr. and Randolph L. Kohn to the Board of Trustees of the Fund. This Proxy Statement and the form of proxy were first mailed to shareholders on or about April 3, 2006.

     The Board of Trustees has fixed the close of business on March 17, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the close of business on that date, the Fund had issued and outstanding 29,152,820 common shares of beneficial interest, no par value ("Common Shares"), and 8,200 preferred shares of beneficial interest, no par value ("Preferred Shares" and, together with the Common Shares, the "Shares"). The Common Shares and Preferred Shares are the only classes of shares currently authorized by the Fund.

     Shareholders of the Fund as of the close of business on March 17, 2005 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, with no cumulative voting rights. Holders of the Preferred Shares ("Preferred Shareholders") and holders of Common Shares ("Common Shareholders") will vote as a single class at the Annual Meeting on the election of Randolph L. Kohn. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), Preferred Shareholders, voting as a single class, will have the right to elect two Trustees of the Fund. These Trustees are currently Ronald
A. Nyberg (whose term of office will expire at the 2008 annual meeting) and Ronald E. Toupin, Jr., who will stand for re-election at the Annual Meeting. The Preferred Shareholders, voting as a single class, have the right to vote on the election of Mr. Toupin. Pursuant to the 1940 Act, the Common Shareholders do not have the right to vote with respect to the election of Mr. Toupin. Common Shareholders and Preferred Shareholders will vote as a single class on any other matter properly brought before the Annual Meeting (except as otherwise required by the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") and Bylaws and applicable law). The table below summarizes the right of the Common Shareholders and Preferred Shareholders to vote with respect to the matters to come before the Annual Meeting.

PROPOSAL                                               COMMON SHAREHOLDERS   PREFERRED SHAREHOLDERS
--------                                               -------------------   ----------------------
Election of Randolph L. Kohn                                    X                      X
Election of Ronald E. Toupin, Jr.                                                      X

     Thirty percent (30%) of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum with respect to the election of Mr. Kohn. Thirty percent (30%) of the Preferred Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum with respect to the election of Mr. Toupin. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     Election of Mr. Kohn to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Shares entitled to vote on the election of Mr. Kohn and present in person or represented by proxy at the Annual Meeting. Election of Mr. Toupin to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Preferred Shares (voting as a separate class) entitled to vote on the election of Mr. Toupin and present in person or represented by proxy at the Annual Meeting.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. As the date of the meeting approaches, if we have not received your proxies, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc. ("CFS"), which has been retained to assist shareholders in the voting process. For these services, the Fund will pay CFS a fee that is not expected to exceed $2,000. However, the exact cost will depend on the amount and types of services rendered. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of CFS, will be borne by the Fund.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

     Randolph L. Kohn, Gregory B. McShea, Nicholas Dalmaso and Melissa J. Nguyen, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Messrs. Kohn and McShea and Ms. Nguyen are each officers of the Fund, and Messrs. Kohn and Dalmaso are Trustees of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Trustees of the Board of Trustees' nominees listed in this Proxy Statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. In matters other than the election of Trustees, except where a different vote is required by any provision of law or the Fund's Declaration of Trust or Bylaws, a plurality of a quorum of the Shares necessary for the transaction of business at a shareholders' meeting shall decide any question.

                                    PROPOSAL

                         ELECTION OF CLASS III TRUSTEES

     In accordance with the Declaration of Trust, the Trustees were divided into the following three classes (each a "Class") prior to the initial public offering of the Common Shares: Class I, whose term will expire at the Fund's 2007 annual meeting of shareholders; Class II, whose term will expire at the Fund's 2008 annual meeting of shareholders; and Class III, whose initial term will expire at the Fund's Annual Meeting. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term.

     The following table sets forth the nominees who will stand for election at the Annual Meeting, the Class of Trustees to which they have been designated and the expiration of their terms if elected:

NOMINEE                                            CLASS     EXPIRATION OF TERM IF ELECTED*
-------                                          ---------   ------------------------------
Randolph L. Kohn...............................  Class III        2009 Annual Meeting
Ronald E. Toupin, Jr. .........................  Class III        2009 Annual Meeting

---------------

* A Trustee shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under the Fund's classified Board structure, ordinarily only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances. This structure, which may be regarded as an "anti-takeover" measure, may make it more difficult for the Fund's shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

     It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of Messrs. Kohn and Toupin. Each of the nominees has agreed to serve if elected at the Annual Meeting. If either nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend.

     Information Regarding the Trustees. Information about the Trustees and nominees is set forth below. The address of each Trustee and nominee is c/o the Fund at its principal business address (385 East

Colorado Boulevard, Pasadena, California 91101). Of the individuals listed below, only Messrs. Kohn and Toupin are nominees for election at the Annual Meeting.

                                                                              NUMBER OF
                                                                              PORTFOLIOS                        SHARES OF
                                                                               IN FUND                           THE FUND
                                                                               COMPLEX*          OTHER         BENEFICIALLY
                                       TERM OF OFFICE  PRINCIPAL OCCUPATIONS   OVERSEEN      DIRECTORSHIPS       OWNED ON
                        POSITION(S)    AND LENGTH OF          DURING          BY TRUSTEE    HELD BY TRUSTEE      MARCH 1,
NAME AND YEAR BORN     HELD WITH FUND   TIME SERVED      THE PAST 5 YEARS     OR NOMINEE      OR NOMINEE*          2006
------------------     --------------  --------------  ---------------------  ----------   ------------------  ------------
Peter Erichsen         Trustee and     Term expires    Vice President,            2        None                     250
1956                   Chairman        in 2008;        General Counsel and
                       of the          served since    Secretary of the J.
                       Trustees(1)(2)  August 2003     Paul Getty Trust
                                                       (2001-present);
                                                       Governor of the
                                                       Philadelphia Stock
                                                       Exchange (1999-
                                                       present); Chairman of
                                                       the Philadelphia
                                                       Stock Exchange's
                                                       Audit Committee
                                                       (1999-present).
                                                       Formerly: Vice
                                                       President and General
                                                       Counsel of the
                                                       University of
                                                       Pennsylvania (1997-
                                                       2001).

Michael Larson         Trustee(1)(2)   Term expires    Chief Investment           2        Pan American           4,000**
1959                                   in 2007;        Officer for William                 Silver Corp.
                                       served since    H. Gates III (1994-                 (silver mining,
                                       May 2004        present).                           development and
                                                                                           exploration
                                                                                           company) (1999-
                                                                                           present).

                                                                              NUMBER OF
                                                                              PORTFOLIOS                        SHARES OF
                                                                               IN FUND                           THE FUND
                                                                               COMPLEX*          OTHER         BENEFICIALLY
                                       TERM OF OFFICE  PRINCIPAL OCCUPATIONS   OVERSEEN      DIRECTORSHIPS       OWNED ON
                        POSITION(S)    AND LENGTH OF          DURING          BY TRUSTEE    HELD BY TRUSTEE      MARCH 1,
NAME AND YEAR BORN     HELD WITH FUND   TIME SERVED      THE PAST 5 YEARS     OR NOMINEE      OR NOMINEE*          2006
------------------     --------------  --------------  ---------------------  ----------   ------------------  ------------
Ronald A. Nyberg       Trustee(1)(2)   Term expires    Principal of Ronald        2        Dreman/Claymore          555***
1953                                   in 2008;        A. Nyberg, Ltd., a                  Dividend & Income
                                       served since    law firm specializing               Fund (2003-
                                       August 2003     in corporate law,                   present);
                                                       estate planning and                 TS&W/Claymore
                                                       business transactions               Tax-Advantaged
                                                       (2000-present);                     Balanced Fund
                                                       Executive Vice                      (2004-present);
                                                       President, General                  Madison/Claymore
                                                       Counsel and Corporate               Covered Call Fund
                                                       Secretary of Van                    (2004-present);
                                                       Kampen Investments,                 Fiduciary/Claymore
                                                       an investment                       MLP Opportunity
                                                       advisory firm                       Fund
                                                       (1982-1999).                        (2004-present);
                                                                                           Fiduciary/Claymore
                                                                                           Dynamic Equity
                                                                                           Fund (2005-
                                                                                           present); Old
                                                                                           Mutual/Claymore
                                                                                           Long-Short Fund
                                                                                           (2005-present);
                                                                                           Claymore Trust
                                                                                           (2005-present);
                                                                                           Advent/Claymore
                                                                                           Enhanced Growth &
                                                                                           Income Fund (2005-
                                                                                           present); MBIA
                                                                                           Capital/Claymore
                                                                                           Managed Duration
                                                                                           Investment Grade
                                                                                           Municipal Fund
                                                                                           (2003-present);
                                                                                           and Advent
                                                                                           Claymore
                                                                                           Convertible
                                                                                           Securities and
                                                                                           Income Fund
                                                                                           (2003-present).

                                                                              NUMBER OF
                                                                              PORTFOLIOS                        SHARES OF
                                                                               IN FUND                           THE FUND
                                                                               COMPLEX*          OTHER         BENEFICIALLY
                                       TERM OF OFFICE  PRINCIPAL OCCUPATIONS   OVERSEEN      DIRECTORSHIPS       OWNED ON
                        POSITION(S)    AND LENGTH OF          DURING          BY TRUSTEE    HELD BY TRUSTEE      MARCH 1,
NAME AND YEAR BORN     HELD WITH FUND   TIME SERVED      THE PAST 5 YEARS     OR NOMINEE      OR NOMINEE*          2006
------------------     --------------  --------------  ---------------------  ----------   ------------------  ------------
Ronald E. Toupin, Jr.  Nominee and     Term expires    Formerly: Vice             2        Dreman/Claymore         None
1958                   Trustee (1)(2)  at the Annual   President, Manager                  Dividend & Income
                                       Meeting;        and Portfolio Manager               Fund (2003-
                                       served since    of Nuveen Asset                     present);
                                       August 2003     Management, an                      TS&W/Claymore
                                                       investment advisory                 Tax-Advantaged
                                                       firm (1998-1999);                   Balanced Fund
                                                       Vice President and                  (2004-present);
                                                       Portfolio Manager of                Madison/Claymore
                                                       Nuveen Investment                   Covered Call Fund
                                                       Advisory Corporation,               (2004-present);
                                                       an investment                       Fiduciary/Claymore
                                                       advisory firm                       MLP Opportunity
                                                       (1992-1999); Vice                   Fund (2004-
                                                       President and Manager               present);
                                                       of Nuveen Unit                      Fiduciary/Claymore
                                                       Investment Trusts                   Dynamic Equity
                                                       (1991-1998);                        Fund (2005-
                                                       Assistant Vice                      present); Old
                                                       President and                       Mutual/Claymore
                                                       Portfolio Manager of                Long-Short Fund
                                                       Nuveen Unit Trusts                  (2005-present);
                                                       (1988-1990) and John                Claymore Trust
                                                       Nuveen & Company,                   (2005-present);
                                                       Inc. (1982-1999).                   and MBIA
                                                                                           Capital/Claymore
                                                                                           Managed Duration
                                                                                           Investment Grade
                                                                                           Municipal Fund
                                                                                           (2003-present).

                                                                              NUMBER OF
                                                                              PORTFOLIOS                        SHARES OF
                                                                               IN FUND                           THE FUND
                                                                               COMPLEX*          OTHER         BENEFICIALLY
                                       TERM OF OFFICE  PRINCIPAL OCCUPATIONS   OVERSEEN      DIRECTORSHIPS       OWNED ON
                        POSITION(S)    AND LENGTH OF          DURING          BY TRUSTEE    HELD BY TRUSTEE      MARCH 1,
NAME AND YEAR BORN     HELD WITH FUND   TIME SERVED      THE PAST 5 YEARS     OR NOMINEE      OR NOMINEE*          2006
------------------     --------------  --------------  ---------------------  ----------   ------------------  ------------
                                                    Interested Trustees

Nicholas Dalmaso       Trustee         Term expires    Senior Managing            2        Dreman/Claymore         None
1965(3)                                in 2007;        Director and General                Dividend & Income
                                       served since    Counsel of Claymore                 Fund (2003-
                                       August 2003     Securities, Inc.                    present);
                                                       (2000-present) and                  TS&W/Claymore
                                                       Claymore Advisors,                  Tax-Advantaged
                                                       LLC (2003-present);                 Balanced Fund
                                                       Director of Claymore                (2004-present);
                                                       Investments, Inc.                   Madison/Claymore
                                                       (2004-present); Chief               Covered Call Fund
                                                       Executive Officer,                  (2004-present);
                                                       Chief Legal Officer                 Fiduciary/Claymore
                                                       and Chief Compliance                MLP Opportunity
                                                       Officer to funds in                 Fund (2004-
                                                       Claymore Advisors,                  present);
                                                       LLC fund complex                    Fiduciary/Claymore
                                                       (2004-present).                     Dynamic Equity
                                                       Formerly: Assistant                 Fund (2005-
                                                       General Counsel of                  present); Old
                                                       John Nuveen &                       Mutual/Claymore
                                                       Company, Inc. (1999-                Long-Short Fund
                                                       2001).                              (2005-present);
                                                                                           Claymore Trust
                                                                                           (2005-present);
                                                                                           Advent/Claymore
                                                                                           Enhanced Growth &
                                                                                           Income Fund (2005-
                                                                                           present); MBIA
                                                                                           Capital/Claymore
                                                                                           Managed Duration
                                                                                           Investment Grade
                                                                                           Municipal Fund
                                                                                           (2003-present);
                                                                                           and Advent
                                                                                           Claymore
                                                                                           Convertible
                                                                                           Securities and
                                                                                           Income Fund
                                                                                           (2003-present).

                                                                              NUMBER OF
                                                                              PORTFOLIOS                        SHARES OF
                                                                               IN FUND                           THE FUND
                                                                               COMPLEX*          OTHER         BENEFICIALLY
                                       TERM OF OFFICE  PRINCIPAL OCCUPATIONS   OVERSEEN      DIRECTORSHIPS       OWNED ON
                        POSITION(S)    AND LENGTH OF          DURING          BY TRUSTEE    HELD BY TRUSTEE      MARCH 1,
NAME AND YEAR BORN     HELD WITH FUND   TIME SERVED      THE PAST 5 YEARS     OR NOMINEE      OR NOMINEE*          2006
------------------     --------------  --------------  ---------------------  ----------   ------------------  ------------
Randolph L. Kohn       Nominee,        Term expires    President of Western       2        None                   1,000
1947(4)                Trustee and     at the Annual   Asset/Claymore U.S.
                       President       Meeting         Treasury Inflation
                                                       Protected Securities
                                                       Fund 2
                                                       (2004-present);
                                                       Director, Global
                                                       Client Services and
                                                       Marketing of Western
                                                       Asset Management
                                                       Company (1984-
                                                       present); Director
                                                       (1996-2001) and
                                                       Chairman (2000-2001)
                                                       of Arroyo Seco, Inc.

---------------
 (1) Member of the Audit Committee of the Board of Trustees.

 (2) Member of the Governance and Nominating Committee of the Board of Trustees.

 (3) Mr. Dalmaso may be deemed to be an "interested person" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund because of his position as an officer of Claymore Securities, Inc., the Fund's shareholder servicing agent, and his ownership interest in Claymore Group, LLC, the parent company of that entity.

 (4) Mr. Kohn is an "interested person" (as defined above) of the Fund because of his position as President of the Fund, his position with the Fund's investment adviser, Western Asset Management Company (the "Investment Adviser"), and his ownership of shares of common stock of Legg Mason, Inc., the parent company of the Investment Adviser.

  * Each Trustee also serves as a Trustee of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, a closed-end investment company, which is considered part of the same Fund Complex as the Fund. The Investment Adviser serves as subadviser to Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund 2.

 ** As discussed below under "Share Ownership", Mr. Larson disclaims beneficial ownership of the Common Shares of the Fund beneficially owned by Cascade Investment, L.L.C. and William H. Gates III.

***  Mr. Nyberg shares voting and investment power with respect to these shares.

     The following table states the dollar range of equity securities beneficially owned as of March 1, 2006 by each Trustee and nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or nominee in the same "family of investment companies."

                                                                               AGGREGATE DOLLAR RANGE
                                                                              OF EQUITY SECURITIES IN
                                                                              ALL FUNDS OVERSEEN OR TO
                                                                               BE OVERSEEN BY TRUSTEE
                                                                                OR NOMINEE IN FAMILY
                                                     DOLLAR RANGE OF EQUITY        OF INVESTMENT
NAME OF TRUSTEE OR NOMINEE                           SECURITIES IN THE FUND          COMPANIES
--------------------------                           ----------------------   ------------------------
Peter C. Erichsen..................................     $1 - $10,000              $1 - $10,000
Michael Larson.....................................   $10,001 - $50,000        $50,001 - $100,000
Ronald A. Nyberg...................................     $1 - $10,000            $10,001 - $50,000
Ronald E. Toupin...................................         None                      None

                                         Interested Trustees


Nicholas Dalmaso...................................         None                      None
Randolph L. Kohn...................................   $10,001 - $50,000        $50,001 - $100,000

     Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser, consisting of Messrs. Erichsen, Larson, Nyberg and Toupin. Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser and certain of its affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the Fund's proxy statement dated March 31, 2004.

     The Audit Committee of the Fund has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund's independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 61 ("SAS 61"). SAS 61 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Independence Standards Board Standard No. 1 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to the independent registered public accounting firm's independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the audited financial statements for the last fiscal year in the Fund's annual report to shareholders.

                                          Ronald E. Toupin (Chairman)
                                          Peter C. Erichsen
                                          Michael Larson
                                          Ronald A. Nyberg

     Governance and Nominating Committee. The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser, consisting of Messrs. Erichsen, Larson, Nyberg (Chairman) and Toupin. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a copy of which was included as Appendix B to the Fund's proxy statement dated March 31, 2004. The Fund does not currently maintain a website on which the charter is made available.

     The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund's current Trustees, officers, Investment Adviser, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

     The policy of the Governance and Nominating Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund's procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund's Board of Trustees.

     Meetings. During 2005, the Board of Trustees held six meetings, the Audit Committee held five meetings and the Governance and Nominating Committee held two meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and the Committees of the Board of Trustees on which he served. The Fund's policies require the Trustees to attend the Fund's annual shareholder meetings. Each Trustee except Mr. Kohn attended the Fund's annual shareholder meeting in May 2005.

     Shareholder Communications. The Board of Trustees provides a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund's Secretary, at the Fund's shareholder servicing agent, Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532. The written communication must include the shareholder's name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date.

     Trustee Compensation. Trustees of the Fund who are affiliated persons of the Fund, the Investment Adviser, or Claymore Securities, Inc. receive no salary or fees from the Fund. Each other Trustee of the Fund receives a fee of $15,000 annually for serving as a Trustee of the Fund, and a fee of $1,000 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board of Trustees receives an additional $2,000 per year for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $1,500 annually for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

     For the fiscal year ended December 31, 2005, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Trustees of the other fund in the same "Fund Complex."

                                                    PENSION OR                           TOTAL COMPENSATION
                                AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM THE FUND AND
                            COMPENSATION FROM   ACCRUED AS PART OF     BENEFITS UPON      ITS FUND COMPLEX
NAME OF TRUSTEE OR NOMINEE      THE FUND          FUND'S EXPENSES        RETIREMENT      PAID TO TRUSTEES(1)
--------------------------  -----------------   -------------------   ----------------   -------------------
Peter C. Erichsen........        $27,000                $0                   $0                $54,000
Michael Larson...........        $25,000                $0                   $0                $50,000
Ronald A. Nyberg.........        $25,500                $0                   $0                $51,000
Ronald E. Toupin.........        $25,500                $0                   $0                $51,000

                                                          Interested Trustees

Nicholas Dalmaso.........        $     0                $0                   $0                $     0
Randolph Kohn............        $     0                $0                   $0                $     0

---------------

(1) Represents aggregate compensation paid to each Trustee during the fiscal year ended December 31, 2005 for serving as Trustees to the Fund and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, which is considered part of the same Fund Complex as the Fund.

     During 2005, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser, Claymore Securities, Inc. or their respective affiliates.

     Required Vote. Election of Mr. Kohn to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Shares entitled to vote on the election of Mr. Kohn and present in person or represented by proxy at the Annual Meeting. Election of Mr. Toupin to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Preferred Shares (voting as a separate class) entitled to vote on the election of Mr. Toupin and present in person or represented by proxy at the Annual Meeting. The Trustees unanimously recommend that shareholders vote to elect Messrs. Kohn and Toupin to the Board of Trustees.

                     INFORMATION CONCERNING THE INVESTMENT
                        ADVISER AND THE FUND'S OFFICERS

     The Investment Adviser is a subsidiary of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Adviser's address is 385 East Colorado Boulevard, Pasadena, California 91101. An affiliate of the Investment Adviser, Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, serves as the Fund's administrator.

     Information regarding the executive officers of the Fund and their ownership of Shares of the Fund is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

                                                                                                             SHARES OF THE
                                                                                                                  FUND
                                                      TERM OF OFFICE                                          BENEFICIALLY
                            POSITION(S) HELD            AND LENGTH       PRINCIPAL OCCUPATION(S) DURING THE     OWNED ON
NAME AND YEAR BORN             WITH FUND             OF TIME SERVED(1)              PAST 5 YEARS             MARCH 1, 2006
------------------    ----------------------------  -------------------  ----------------------------------  --------------
Randolph L. Kohn      Trustee and President         Served since August  See "Election of Trustees" on page       1,000
1947                                                2003                 9 above.
Gregory B. McShea     Vice President                Served since August  General Counsel and Secretary of          None
1965                                                2003                 Western Asset Management Company
                                                                         (2003-present); Vice President of
                                                                         Western Asset/ Claymore U.S.
                                                                         Treasury Inflation Protected
                                                                         Securities Fund 2 (2004-present).
                                                                         Formerly: Associate General
                                                                         Counsel and Compliance Director,
                                                                         Private Client Group of Legg Mason
                                                                         Wood Walker, Incorporated, a
                                                                         brokerage firm (1997-2003).
Marie K. Karpinski    Treasurer and Principal       Served since August  Vice President, Legg Mason & Co.,         None
1949                  Financial and Accounting      2003                 LLC (2005-present); Vice
                      Officer                                            President, Legg Mason Wood Walker,
100 Light Street                                                         Incorporated (1992- 2005); Vice
Baltimore, MD 21202                                                      President (1986-present),
                                                                         Treasurer (1986-2006) and Chief
                                                                         Financial Officer (2006-present)
                                                                         of all Legg Mason retail funds,
                                                                         open-end investment companies;
                                                                         Treasurer and Principal

                                                                                                             SHARES OF THE
                                                                                                                  FUND
                                                      TERM OF OFFICE                                          BENEFICIALLY
                            POSITION(S) HELD            AND LENGTH       PRINCIPAL OCCUPATION(S) DURING THE     OWNED ON
NAME AND YEAR BORN             WITH FUND             OF TIME SERVED(1)              PAST 5 YEARS             MARCH 1, 2006
------------------    ----------------------------  -------------------  ----------------------------------  --------------
                                                                         Financial and Accounting Officer
                                                                         of Western Asset Funds, Inc.
                                                                         (1990-present), Western Asset
                                                                         Income Fund (2001-present),
                                                                         Western Asset Premier Bond Fund
                                                                         (2001-present) and Western
                                                                         Asset/Claymore U.S. Treasury
                                                                         Inflation Protected Securities
                                                                         Fund 2 (2004-present).
Steven M. Hill        Assistant Treasurer           Served since May     Senior Managing Director and Chief        None
1964                                                2004                 Financial Officer of Claymore
                                                                         Advisors, LLC and Claymore
2455 Corporate                                                           Securities, Inc. (2005-present).
West Drive                                                               Managing Director of Claymore
Lisle, IL 60532                                                          Advisors, LLC and Claymore
                                                                         Securities, Inc. (2003-2005).
                                                                         Chief Financial Officer and
                                                                         Treasurer or Assistant Treasurer
                                                                         of all closed-end investment
                                                                         companies in the Claymore fund
                                                                         complex. Previously, Treasurer of
                                                                         Henderson Global Funds and
                                                                         Operations Manager for Henderson
                                                                         Global Investors (North America)
                                                                         Inc. (2002-2003), Managing
                                                                         Director, FrontPoint Partners LLC
                                                                         (2001-2002); Vice President,
                                                                         Nuveen Investments (1999-2001).
Erin K. Morris        Assistant Treasurer           Served since August  Assistant Vice President and              None
1966                                                2003                 Manager, Funds Accounting, Legg
                                                                         Mason & Co., LLC (2005-present);
100 Light Street                                                         Assistant Vice President
Baltimore, MD 21202                                                      (2002-2005) and Manager, Funds
                                                                         Accounting (2000-2005), of Legg
                                                                         Mason Wood Walker, Incorporated;
                                                                         Treasurer of Legg Mason Income
                                                                         Trust, Inc. and Legg

                                                                                                             SHARES OF THE
                                                                                                                  FUND
                                                      TERM OF OFFICE                                          BENEFICIALLY
                            POSITION(S) HELD            AND LENGTH       PRINCIPAL OCCUPATION(S) DURING THE     OWNED ON
NAME AND YEAR BORN             WITH FUND             OF TIME SERVED(1)              PAST 5 YEARS             MARCH 1, 2006
------------------    ----------------------------  -------------------  ----------------------------------  --------------
                                                                         Mason Tax-Free Income Fund
                                                                         (2006-present); Assistant
                                                                         Treasurer of Western Asset Income
                                                                         Fund (2001-present), Western Asset
                                                                         Funds, Inc.(2001-present), Western
                                                                         Asset Premier Bond Fund
                                                                         (2001-present), Western
                                                                         Asset/Claymore U.S. Treasury
                                                                         Inflation Protected Securities
                                                                         Fund 2 (2004-present), Legg Mason
                                                                         Income Trust, Inc. (2001-2006) and
                                                                         Legg Mason Tax-Free Income Fund
                                                                         (2001-2006).
Amy M. Olmert         Chief Compliance Officer      Served since         Senior Vice President of Legg             None
1963                                                September 2004       Mason, Inc. (2004-present); Vice
                                                                         President and Chief Compliance
100 Light Street                                                         Officer of all Legg Mason retail
Baltimore, MD 21202                                                      open-end investment companies
                                                                         (2004-present); Vice President and
                                                                         Chief Compliance Officer of Legg
                                                                         Mason Charles Street Trust, Inc.,
                                                                         an open-end investment company
                                                                         (2004-present); Chief Compliance
                                                                         Officer of Western Asset Funds,
                                                                         Inc., Western Asset Premier Bond
                                                                         Fund, Western Asset Income Fund
                                                                         and Western Asset/Claymore U.S.
                                                                         Treasury Inflation Protected
                                                                         Securities Fund 2 (2004-present).
                                                                         Formerly, Director (2000-2003) and
                                                                         Managing Director (2003-2004) of
                                                                         Deutsche Asset Management.

                                                                                                             SHARES OF THE
                                                                                                                  FUND
                                                      TERM OF OFFICE                                          BENEFICIALLY
                            POSITION(S) HELD            AND LENGTH       PRINCIPAL OCCUPATION(S) DURING THE     OWNED ON
NAME AND YEAR BORN             WITH FUND             OF TIME SERVED(1)              PAST 5 YEARS             MARCH 1, 2006
------------------    ----------------------------  -------------------  ----------------------------------  --------------
Melissa J. Nguyen     Secretary                     Served since         Vice President of Claymore                None
1978                                                February 2006        Securities, Inc. (2005-present);
                                                                         Secretary, Claymore Trust
2455 Corporate                                                           (2005-present) and MBIA
West Drive                                                               Capital/Claymore Managed Duration
Lisle, IL 60532                                                          Investment Grade Municipal Fund
                                                                         (2006-present). Formerly,
                                                                         Associate, Vedder, Price, Kaufman
                                                                         & Kammholz, P.C. (2003-2005).
Richard C. Sarhaddi   Assistant Secretary           Served since May     Assistant Vice President and              None
1974                                                2004                 Attorney, Claymore Advisors, LLC
                                                                         and Claymore Securities, Inc., and
2455 Corporate                                                           Assistant Secretary of certain
West Drive                                                               investment companies in the
Lisle, IL 60532                                                          Claymore Advisors, LLC fund
                                                                         complex (2004-present). Formerly,
                                                                         Editor at CCH Incorporated
                                                                         (2003-2004).

---------------

(1) Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

                 SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

     Proposals that shareholders wish to present to the 2007 Annual Meeting and to have included in the Fund's proxy materials relating to such meeting must be delivered to the Secretary of the Fund not less than 120 days prior to April 3, 2007.

     Shareholders who wish to propose one or more nominees for election as Trustees, or to make another proposal, at the 2007 annual meeting must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund no earlier than 60 days prior to April 3, 2007 and no later than 45 days prior to April 3, 2007.

     The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund's Declaration of Trust and Bylaws.

                                SHARE OWNERSHIP

     As of the close of business on March 1, 2006, no person owned of record or, to the knowledge of the Fund, owned beneficially more than five percent (5%) of the outstanding Shares of either class, except that Cascade Investment, L.L.C. and William H. Gates III (as the sole member of Cascade Investment, L.L.C.) owned beneficially 2,030,400 Common Shares (representing approximately 6.9% of the outstanding Common Shares) and Cede & Co., as nominee for participants in The Depository Trust Company, held of record 29,131,454 Common Shares (representing approximately 99.9% of the outstanding Common Shares) and all 8,200 outstanding Preferred Shares. Cascade Investment, L.L.C.'s address is 2365 Carillon Point, Kirkland, Washington 98033. Mr. Gates's address is One Microsoft Way, Redmond, Washington 98052. Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. Mr. Larson is the Business Manager of Cascade Investment, L.L.C. and has voting and investment power with respect to the Common Shares held by Cascade Investment, L.L.C, but disclaims any beneficial ownership of the Common Shares beneficially owned by Cascade Investment, L.L.C. and Mr. Gates. As of March 1, 2006, all Trustees, nominees for Trustee and officers of the Fund as a group beneficially owned less than 1% of the outstanding Common Shares or Preferred Shares of the Fund on such date.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), require the Fund's officers and Trustees, the Investment Adviser, certain affiliates of the Investment Adviser, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2005, all such filing requirements were met.

                         ANNUAL REPORT TO SHAREHOLDERS

     The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2005 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, c/o Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532 or you may call 866-233-4001.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2006, and the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to termination by a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the Annual Meeting.

     The following table presents fees billed in each of the Fund's last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

FISCAL YEAR ENDED    AUDIT FEES   AUDIT-RELATED FEES   TAX FEES   ALL OTHER FEES
-----------------    ----------   ------------------   --------   --------------
December 31,
  2004............    $25,100           $6,400          $  900          $0
December 31,
  2005............    $27,200           $6,500          $1,050          $0

     "Audit Fees" represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund's financial statements for those fiscal years and services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for that fiscal year.

     "Audit Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for those years, including a review of rating agency compliance testing for the Fund's Preferred Shares.

     "Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

     "All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

     For the Fund's fiscal years ended December 31, 2004 and December 31, 2005, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $372,631 and $202,047, respectively, to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

     Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since the Fund's inception in July 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (a "Service Affiliate"), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No "Audit-Related Fees," "Tax-Fees" and "Other Fees" set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X. PricewaterhouseCoopers LLP did not bill fees for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal year ended December 31, 2004. PricewaterhouseCoopers LLP billed "Audit-Related Fees" in the amount of $127,460 for non-audit services (a SAS 70 audit to review and test operating effectiveness of controls placed in operation for the Investment Adviser) that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal year ended December 31, 2005. PricewaterhouseCoopers LLP did not bill any "Tax Fees" or "All Other Fees" that required pre-approval by the Audit Committee pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal year ended December 31, 2005.

     The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP since the Fund's inception to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                  ADJOURNMENT

     In the absence of a quorum at the Annual Meeting, or (even if a quorum is present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournments with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

                                 OTHER BUSINESS

     The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

                                          By Order of the Board of Trustees

                                          Melissa J. Nguyen, Secretary

March 31, 2006

                                    (GRAPHIC)

          WESTERN ASSET/CLAYMORE U.S. TREASURY
          INFLATION PROTECTED SECURITIES FUND                 000000000.000 ext
                                                              000000000.000 ext
                                     000004                   000000000.000 ext
                                                              000000000.000 ext
(GRAPHIC)   MR A SAMPLE                                       000000000.000 ext
            DESIGNATION (IF ANY)                              000000000.000 ext
            ADD 1                    LEAST ADDRESS LINE       000000000.000 ext
            ADD 2
            ADD 3
            ADD 4
            ADD 5
            ADD 6

            (GRAPHIC)                                         C 1234567890 J N T

                                                                   (GRAPHIC)

                                                        [ ]   Mark this box with
                                                              an X if you have
                                                              made changes to
                                                              your name or
                                                              address details
                                                              above.

ANNUAL MEETING PROXY CARD

A ELECTION OF CLASS III TRUSTEE

                             FOR   WITHHOLD

01 - RANDOLPH L. KOHN        [ ]      [ ]

With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS CLASS III TRUSTEE OF THE NOMINEE OF THE BOARD OF TRUSTEES.

Please mark here if a comment is noted on the reverse side.  [ ]

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

Please sign this Proxy exactly as your name(s) appear(s) above. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature 1 - Please keep   Signature 2 - Please keep   Date (mm/dd/yyyy)
signature within the box    signature within the box

                                                          /  /
-------------------------   -------------------------   ------------------------
0083931                     1UPX                        COY

PROXY - WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Fund that requires your immediate attention and approval. This is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 15, 2006.

Thank you in advance for your prompt consideration of this matter.

Sincerely,


Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund

WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND

COMMON SHARES

ANNUAL MEETING OF SHAREHOLDERS - MAY 15, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND

The undersigned, revoking all prior proxies, hereby appoints Randolph L. Kohn, Gregory B. McShea, Melissa J. Nguyen and Nicholas Dalmaso, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, a Massachusetts business trust (the "Fund"), to be held at 2455 Corporate West Drive, Lisle, Illinois, on May 15, 2006, at 11:30 a.m., Central time, and at any adjournments thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

Comments
_____________________________________

_____________________________________

_____________________________________

_____________________________________

_____________________________________

_____________________________________

_____________________________________

_____________________________________

PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

                                    (GRAPHIC)

          WESTERN ASSET/CLAYMORE U.S. TREASURY
          INFLATION PROTECTED SECURITIES FUND                 000000000.000 ext
                                                              000000000.000 ext
                                     000004                   000000000.000 ext
                                                              000000000.000 ext
(GRAPHIC)   MR A SAMPLE                                       000000000.000 ext
            DESIGNATION (IF ANY)                              000000000.000 ext
            ADD 1                    LEAST ADDRESS LINE       000000000.000 ext
            ADD 2
            ADD 3
            ADD 4
            ADD 5
            ADD 6

            (GRAPHIC)                                         C 1234567890 J N T

                                                                   (GRAPHIC)

                                                        [ ]   Mark this box with
                                                              an X if you have
                                                              made changes to
                                                              your name or
                                                              address details
                                                              above.

ANNUAL MEETING PROXY CARD

A ELECTION OF CLASS III TRUSTEES

                             FOR   WITHHOLD

01 - RANDOLPH L. KOHN        [ ]      [ ]

                             FOR   WITHHOLD

02 - RONALD E. TOUPIN, JR.   [ ]      [ ]

With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS CLASS III TRUSTEES OF THE NOMINEES OF THE BOARD OF TRUSTEES.

Please mark here if a comment is noted on the reverse side.  [ ]

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

Please sign this Proxy exactly as your name(s) appear(s) above. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature 1 - Please keep   Signature 2 - Please keep   Date (mm/dd/yyyy)
signature within the box    signature within the box

                                                          /  /
-------------------------   -------------------------   ------------------------
0083932                     1UPX                        COY

PROXY - WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Fund that requires your immediate attention and approval. This is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 15, 2006.

Thank you in advance for your prompt consideration of this matter.

Sincerely,


Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund

WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND

PREFERRED SHARES

ANNUAL MEETING OF SHAREHOLDERS - MAY 15, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND

The undersigned, revoking all prior proxies, hereby appoints Randolph L. Kohn, Gregory B. McShea, Melissa J. Nguyen and Nicholas Dalmaso, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, a Massachusetts business trust (the "Fund"), to be held at 2455 Corporate West Drive, Lisle, Illinois, on May 15, 2006, at 11:30 a.m., Central time, and at any adjournments thereof, and thereat to vote as indicated all preferred shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

Comments
_____________________________________

_____________________________________

_____________________________________

_____________________________________

_____________________________________

_____________________________________

_____________________________________

_____________________________________

PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.